LOSS BEFORE INCOME TAX	12 Months Ended
Dec. 31, 2025
Loss Before Income Tax
LOSS BEFORE INCOME TAX

20	LOSS BEFORE INCOME TAX

Loss before income tax is arrived at after charging:

	2025	2024	2023
	USD	USD	USD

Cost of revenue	13,183,875	10,901,474	10,514,343
Depreciation expenses of:
- Property, plant and equipment	130,120	38,520	59,271
- Right-of-use assets	41,325	39,693	67,984
Provision for (reversal of) allowance for expected credit losses on trade receivables	823,121	(182,659)	179,849
Provision for allowance for expected credit losses on other receivables	162,498	-	-
Write-down of inventories	241,503	112,712	-
Auditor’s remuneration	186,725	149,008	173,092
Employee benefits expenses (including directors’ remuneration):
- Salaries and allowances	1,757,829	1,766,362	2,084,660
- Pension scheme contribution	149,172	189,713	264,116